NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide Global Sustainable Equity Fund
Nationwide Amundi Strategic Income Fund	Nationwide Government Money Market Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide International Index Fund
Nationwide Bailard International Equities Fund	Nationwide International Small Cap Fund
Nationwide Bailard Technology & Science Fund	Nationwide Long/Short Equity Fund
Nationwide Bond Fund	Nationwide Loomis All Cap Growth Fund
Nationwide Bond Index Fund	Nationwide Loomis Core Bond Fund
Nationwide Core Plus Bond Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Diamond Hill Large Cap Concentrated Fund	Nationwide Mid Cap Market Index Fund
(formerly, Nationwide Large Cap Equity Fund)	Nationwide S&P 500 Index Fund
Nationwide Dynamic U.S. Growth Fund	Nationwide Small Cap Index Fund
(formerly, Nationwide Growth Fund)	Nationwide Small Company Growth Fund
Nationwide Emerging Markets Debt Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Fund	Nationwide WCM Focused Small Cap Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated July 8, 2019
to the Statement of Additional Information (“SAI”) dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Bailard International Equities Fund

Effective immediately, the SAI is amended as follows:

1.	The table included in the section “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is supplemented to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of June 17, 2019
Bailard, Inc.
Anthony Craddock	Nationwide Bailard International Equities Fund	$50,001 - $100,000

2.
The information under the section “Description of Compensation Structure – Bailard, Inc. (“Bailard”)” under the heading “Appendix C – Portfolio Managers” is deleted in its entirety and replaced with the following:

Mr. Mudge, Mr. McKellar, Mr. Johnson, Mr. Smith and Mr. Craddock are each paid a base salary, an “investment performance” bonus relating to the Fund or strategy each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. For the Nationwide Bailard Cognitive Value Fund, the Nationwide Bailard International Equities Fund and the Nationwide Bailard Technology & Science Fund, it is based on the relevant Fund’s return ranking on a rolling 12-month basis relative to that Fund’s peer group: Morningstar Small Value Category (for the Nationwide Bailard Cognitive Value Fund), Morningstar Foreign Large Blend Category (for the Nationwide Bailard International Equities Fund) and Morningstar Technology Category (for the Nationwide Bailard Technology & Science Fund). Additionally, a portion of Mr. Johnson’s “investment performance” bonus is based on the performance of the Nationwide Bailard Technology & Science Fund’s healthcare investments relative to the Nasdaq Biotech Index (NBI). Additionally, a portion of Mr. McKellar’s investment performance bonus is based on the performance of Bailard Institutional’s EAFE Composite (0% Emerging Markets) on a rolling 12-month basis. The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Bailard’s general corporate goals.

Mr. Hill, Mr. Leve and Ms. Mughal’s compensation consists primarily of a base salary, a significant discretionary cash bonus and potentially, a stock bonus. The cash bonus reflects Bailard’s profitability and Mr. Hill, Mr. Leve and Ms. Mughal’s contribution to Bailard’s corporate goals. The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc. None of Mr. Hill and Mr. Leve’s compensation is based directly on the performance of the Nationwide Bailard International Equities Fund or the Nationwide Bailard Emerging Markets Equity Fund. None of Ms. Mughal’s compensation is based directly on the performance of the Nationwide Bailard Technology & Science Fund.

3.	The table included in the section “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is supplemented to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Bailard, Inc.
Anthony Craddock[1]	Mutual Funds: 1 account, $ 216.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $566.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
1 Information provided is as of June 17, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE